                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                              SEMI-ANNUAL REPORT
                                JUNE 30, 1999


                        A Closed-End Investment Company
                     listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                          212-916-8400 1-800-436-8401

                               TO THE STOCKHOLDERS

--------------------------------------------------------------------------------

For the six months ended June 30, 1999, the investment return to our stockholders was 12.3%, consisting of a 9.5% increase in net asset value per Common Share (assuming reinvestment of all dividends) together with a decline in the discount, at which our shares trade, from 12.7% at year-end to 10.4% currently. The rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was also 12.3%. For the twelve months ended June 30, 1999, the return to stockholders was 25.9% and the return on the net asset value per Common Share was 23.7%; these compare to a return of 22.7% for the S&P 500.

If current trends persist, by year-end the U.S. stock market will have risen by more than 20% for a fifth year in succession. This unprecedented streak is remarkable and unusual, furthermore, for having continued in the face of the recent rise in interest rates. While the demand for equities appears to be insatiable, the rising supply of new issues and moderating economic growth may temper near-term gains. Meanwhile, we continue to focus on our historic investment approach, which emphasizes traditional measures of value and individual stock selection, while maintaining adequate cash reserves.

As set forth in the accompanying financial statements (unaudited), as of June 30, 1999, the net assets of the Company were $1,069,637,875. Net assets applicable to the Common Stock were $919,637,875, equal to $36.56 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 1999 was $82,881,974. During this period, net realized gain on securities sold was $61,654,864 ($2.45 per share) and the increase in unrealized appreciation was $14,759,539. Net investment income for the six months was $6,467,571.

During the six months, 500,600 shares of the Company's Common Stock were repurchased for $15,855,898 at an average discount from net asset value of 10.1%.



By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

2       STATEMENT OF ASSETS AND LIABILITIES  June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common stocks (cost $358,630,947) ...................                $  805,621,518
  Convertible corporate note (cost $2,265,500) ........                    15,894,380
  Corporate discount notes (cost $246,469,633) ........                   246,469,633
                                                                         ------------
       Total investments (cost $607,366,080) ..........                 1,067,985,531

CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................   $    114,280
  Receivable for securities sold ......................      1,344,248
  Dividends, interest and other receivables ...........      2,484,205
  Prepaid expenses ....................................      4,223,217
  Other ...............................................        631,778      8,797,728
                                                           -----------    -----------

TOTAL ASSETS ..........................................                 1,076,783,259


LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................      1,766,732
   Preferred dividend accrued but not yet declared ....        240,000
   Accrued expenses and other liabilities .............      5,138,652
                                                           -----------

TOTAL LIABILITIES .....................................                     7,145,384
                                                                         ------------

NET ASSETS ............................................                $1,069,637,875
                                                                       ==============

Net Assets applicable to Preferred Stock at a
     liquidation value of $25 per share ...............                $  150,000,000
                                                                       ==============

Net Assets applicable to Common Stock .................                $  919,637,875
                                                                       ==============

NET ASSET VALUE PER COMMON SHARE ......................                $        36.56
                                                                       ==============


NET ASSETS
-------------------------------------------------------------------------------------
   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2)
      Authorized 10,000,000 shares;
      outstanding 6,000,000 shares ....................   $  6,000,000
   Common Stock,  $1 par value (note 2)
      Authorized  30,000,000  shares; outstanding
      25,154,443 shares (exclusive of
      271,800 shares in Treasury) .....................     25,154,443
   Additional paid-in capital (note 2) ................    516,269,475
   Undistributed realized gain on securities sold .....     61,414,589
   Undistributed net income ...........................      5,819,917
   Unallocated distributions on Preferred Stock .......     (5,640,000)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $476,775,762) ...................................    460,619,451
                                                          ------------

TOTAL NET ASSETS ......................................                $1,069,637,875
                                                                       ==============


( see notes to financial statements )

 3    STATEMENT OF OPERATIONS  Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


INCOME
--------------------------------------------------------------------------------
   Dividends .................................   $ 3,478,291
   Interest ..................................     6,674,257      $  10,152,548
                                                  ----------


EXPENSES
--------------------------------------------------------------------------------
   Investment research .......................     1,867,123
   Administration and operations .............     1,118,260
   Office space and general ..................       303,688
   Transfer agent, custodian and registrar
     fees and expenses .......................       125,934
   Stockholders' meeting and reports .........        85,258
   Directors' fees and expenses ..............        85,414
   Auditing and legal fees ...................        57,000
   Miscellaneous taxes (note 1b) .............        42,300          3,684,977
                                                   ---------          ---------
NET INVESTMENT INCOME ........................                        6,467,571


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1c AND 4)
-----------------------------------------------------------------------------------
   Net realized gain on sales of securities
    (long-term except for $11,019,537) .......    61,654,864
   Net increase in unrealized appreciation ...    14,759,539
                                                  ----------

NET GAIN ON INVESTMENTS ......................                       76,414,403
                                                                    ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................                    $  82,881,974
                                                                  ==============

(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                   Six Months
                                                     Ended          Year Ended
                                                 June 30, 1999    December 31,
OPERATIONS                                        (Unaudited)          1998
--------------------------------------------------------------------------------
   Net investment income .....................  $    6,467,571   $   11,554,362
   Net realized gain on sales of securities ..      61,654,864      109,379,689
   Net increase in unrealized appreciation ...      14,759,539      119,454,056
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................      82,881,974      240,388,107
                                                 -------------    -------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income ...........................            --          (734,400)
   From long-term capital gain ...............            --        (4,785,600)
   Unallocated distributions on Preferred
    Stock ....................................      (5,400,000)       (240,000)
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM PREFERRED
    DISTRIBUTIONS ............................      (5,400,000)     (5,760,000)
                                                 -------------    -------------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income ...........................             --       (11,114,275)
   From long-term capital gain ...............     (33,670,906)     (75,627,722)
                                                  -------------    -------------
DECREASE IN NET ASSETS FROM COMMON
    DISTRIBUTIONS ............................     (33,670,906)     (86,741,997)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      22,749,608       51,184,992
   Cost of Common Shares purchased (note 2) ..     (15,855,898)     (27,310,005)
   Net proceeds from the issuance of
     Preferred Stock (note 2) ................             --       144,575,000
                                                  -------------    -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS        6,893,710      168,449,987
                                                  -------------    -------------
NET INCREASE IN NET ASSETS ...................      50,704,778      316,336,097

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF PERIOD ..........................   1,018,933,097      702,597,000
                                                 --------------    -------------

END OF PERIOD (including undistributed net
   income of $5,819,917 and distributions
   in excess of net income of $647,654,
   respectively) .............................  $1,069,637,875   $1,018,933,097
                                                ==============   ==============

( see notes to financial statements )

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 1999 and for each year in the five-year period ended December 31, 1998. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                        Six Months
                                                          Ended                           Year Ended December 31,
                                                      June 30, 1999   ------------------------------------------------------------
                                                        (Unaudited)      1998         1997        1996         1995         1994
                                                       -------------   ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...............   $      34.87   $    29.15   $   25.24    $   23.94    $   22.31    $   24.75
                                                       ------------   ----------    ---------   ---------    ---------    ---------
   Net investment income ...........................            .26          .47         .21          .22          .08          .05
   Net gain (loss) on securities -
        realized and unrealized ....................           3.00         9.44        7.15         3.86         4.54         (.94)
                                                       ------------   ----------    ---------   ---------    ---------    ---------
Total from investment operations ...................           3.26         9.91        7.36         4.08         4.62         (.89)
                                                       ------------   ----------    ---------   ---------    ---------    ---------

Less Distributions on:
 Common Stock:
   Dividends from investment income ................             --         (.48)        (.26)(a)    (.20)        (.11)(b)     (.05)
   Distributions from capital gains ................          (1.36)       (3.24)       (3.19)      (2.58)       (2.87)       (1.49)
   In excess of net income .........................             --          --           --          --          (.01)        (.01)
                                                       ------------   ----------    ---------   ---------    ---------    ---------
                                                              (1.36)       (3.72)       (3.45)      (2.78)       (2.99)       (1.55)

 Preferred Stock:
   Dividends from investment income ................            --          (.03)        --           --          --           --
   Distributions from capital gains ................            --          (.20)        --           --          --           --
   Unallocated .....................................           (.21)        (.01)        --           --          --           --
                                                       ------------   ----------    ---------   ---------    ---------    ---------
                                                               (.21)        (.24)        --           --          --           --
                                                       ------------   ----------    ---------   ---------    ---------    ---------
Total Distributions ................................          (1.57)       (3.96)       (3.45)      (2.78)       (2.99)       (1.55)
                                                       ------------   ----------    ---------   ---------    ---------    ---------
Capital Stock transaction - effect of Preferred
   Stock offering ..................................            --          (.23)        --           --          --           --
                                                       ------------   ----------    ---------   ---------   ----------    ---------
Net asset value, end of period .....................   $      36.56   $    34.87    $   29.15   $   25.24   $    23.94    $   22.31
                                                       ============   ==========    =========   =========   ==========    =========
Per share market value, end of period ..............   $      32.75   $    30.44    $   26.19   $   21.00   $    20.00    $   19.00
                                                       ============   ==========    =========   =========   ==========    =========

TOTAL INVESTMENT RETURN - Stockholder Return, based
  on market price per share ........................          12.35%*      31.31%       42.58%      19.48%       21.22%       -7.86%

RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted) .................................   $  1,069,638   $1,018,933    $ 702,597   $ 597,597   $  573,693   $  519,722
  Net assets attributable to Common Stock, end
   of period (000's omitted) .......................   $    919,638   $  868,933    $ 702,597   $ 597,597   $  573,693   $  519,722
  Ratio of expenses to average net assets
   applicable to Common Stock ......................           0.42%*       0.95%        0.98%       1.05%        1.25%        1.17%
  Ratio of net income to average net assets
   applicable to Common Stock ......................           0.74%*       1.50%        0.80%       0.88%        0.36%        0.21%
  Portfolio turnover rate ..........................          15.83%*      34.42%       32.45%      33.40%       29.14%       17.69%

PREFERRED STOCK
  Liquidation value, end of period (000's omitted) .   $    150,000   $  150,000           --          --          --            --
  Asset coverage ...................................            713%         679%          --          --          --            --
  Liquidation preference per share .................   $      25.00   $    25.00           --          --          --            --
  Market value per share ...........................   $      25.00   $    25.88           --          --          --            --

(a)      Includes short-term capital gain in the amount of $.05 per share.
(b)      Includes short-term capital gain in the amount of $.03 per share.
 *       Not annualized

6              STATEMENT OF INVESTMENTS  June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR         VALUE
         COMMON STOCKS                               PRINCIPAL AMOUNT   (NOTE 1a)
---------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES (5.0%)
Cox Communications, Inc. Class A + ................      520,000    $ 19,142,500
NTL Incorporated + ................................      210,000      18,099,375
Reuters Group plc-ADR .............................       94,000       7,619,875
TCA Cable TV, Inc. ................................       50,000       2,775,000
Wolters Kluwer NV-ADR .............................      140,000       5,586,000
                                                                      ----------
                        (COST $14,567,566)                  --        53,222,750
                                                                      ----------

COMPUTER SOFTWARE AND SYSTEMS (3.9%)
Cisco Systems, Inc.+ ..............................      450,000      28,996,875
MetaCreations Corporation + .......................      300,000       1,725,000
Seagate Technology, Inc.+ .........................      430,000      11,018,750
                                                                      ----------
                        (COST $13,585,280)                  --        41,740,625
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (9.0%)
Buffets, Inc.+ ....................................    1,125,000      12,937,500
DaimlerChrysler A.G. ..............................      221,000      19,669,000
Ford Motor Company ................................      500,000      28,218,750
Interim Services Inc.+ ............................      450,000       9,281,250
PepsiCo, Inc. .....................................      200,000       7,737,500
Philip Morris Companies Inc. ......................      250,000      10,046,875
The ServiceMaster Company .........................      450,000       8,437,500
                                                                      ----------
                        (COST $61,891,735)                  --        96,328,375
                                                                      ----------

ELECTRONICS (1.6%)
Molex Incorporated Class A ........................      562,500      17,718,750
                                                                      ----------
                        (COST $14,647,502)

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (2.1%)
Waste Management, Inc. ............................      413,000      22,198,750
                                                                      ----------
                        (COST $ 5,954,561)

FINANCE AND INSURANCE (18.6%)
American International Group, Inc. ................      125,000      14,656,250
AmerUs Life Holdings, Inc. Class A ................      450,000      12,150,000
Annaly Mortgage Management, Inc. ..................      550,000       6,187,500
Annuity and Life Re (Holdings), Ltd. ..............      500,000      11,218,750
Berkshire Hathaway Inc. Class A + .................          350      24,115,000
CCB Financial Corp. ...............................      200,000      10,575,000
Everest Reinsurance Holdings, Inc. ................      400,000      13,050,000
First Midwest Bancorp, Inc. .......................      275,000      10,931,250
Golden West Financial Corporation .................      160,000      15,680,000
Huntington Bancshares Incorporated ................      175,000       6,125,000
M&T Bank Corporation ..............................       45,000      24,750,000
ReliaStar Financial Corp. .........................      210,000       9,187,500
SunTrust Banks, Inc. ..............................      240,000      16,665,000
Transatlantic Holdings, Inc. ......................      200,000      14,987,500
XL Capital Ltd ....................................      151,890       8,581,785
                                                                     -----------
                        (COST $95,288,150)                  --       198,860,535
                                                                     -----------

HEALTH CARE  (10.9%)
     PHARMACEUTICALS (9.5%)
AstraZeneca plc ...................................      606,661      23,684,055
Centocor, Inc.+ ...................................      200,000       9,325,000
GelTex Pharmaceuticals, Inc.+ .....................      300,000       5,400,000
IDEC Pharmaceuticals Corporation + ................      390,000      30,054,375
Magainin Pharmaceuticals Inc.+ ....................      300,000         768,750
Pfizer Inc. .......................................      295,000      32,155,000
                                                                     -----------
                        (COST $57,540,986)                  --       101,387,180
                                                                     -----------
     MEDICAL INSTRUMENTS AND DEVICES (1.1%)
Medtronic, Inc. ...................................      150,000      11,681,250
                                                                     -----------
                        (COST $   906,118)



7             STATEMENT OF INVESTMENTS June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR          VALUE
         COMMON STOCKS (continued)                  PRINCIPAL AMOUNT    (NOTE 1a)
---------------------------------------------------------------------------------
     HEALTH CARE SERVICES (0.3%)
BioReliance Corporation + .........................      317,000  $    2,060,500
Huntingdon Life Sciences Group plc-ADR + ..........      624,500       1,014,812
                                                                     -----------
                        (COST $ 8,335,304)                  --         3,075,312
                                                                     -----------
                        (COST $66,782,408)                  --       116,143,742
                                                                     -----------
MACHINERY & EQUIPMENT (0.6%)
Kennametal Inc. ...................................      210,000       6,510,000
                                                                     -----------
                        (COST $ 3,669,693)


MISCELLANEOUS (1.4%)
Other .............................................                   15,005,738
                                                                      ----------
                        (COST $12,107,643)


OIL & NATURAL GAS (INCLUDING SERVICES) (1.3%)
Repsol, S.A.- ADR .................................      700,000      14,218,750
                                                                      ----------
                        (COST $ 8,236,884)

RETAIL TRADE (14.4%)
Consolidated Stores Corporation + .................      375,000      10,125,000
The Home Depot, Inc. ..............................    1,680,000     108,255,000
The TJX Companies, Inc. ...........................       90,000       2,998,125
Wal-Mart Stores, Inc. .............................      675,000      32,568,750
                                                                    ------------
                        (COST $14,261,806)                 --        153,946,875
                                                                    ------------

SEMICONDUCTORS (3.3%)
DuPont Photomasks, Inc. + .........................      120,000       5,745,000
Lam Research Corporation + ........................      535,000      24,977,813
TriQuint Semiconductor, Inc.+ .....................       82,000       4,658,625
                                                                      ----------
                        (COST $17,625,189)                 --         35,381,438
                                                                      ----------

SPECIAL HOLDINGS  #+ (NOTE 6) (0.0%)
Sequoia Capital IV ................................       ++              41,440*
                                                                      ----------
                        (COST $ 1,003,144)

TRANSPORTATION (3.2%)
AMR Corporation + .................................      380,000      25,935,000
Ryder System, Inc. ................................      325,000       8,368,750
                                                                      ----------
                        (COST $29,009,386)                            34,303,750
                                                                      ----------


TOTAL COMMON STOCKS (75.3%) (COST $358,630,947) ...                  805,621,518
                                                                    ------------
         CONVERTIBLE CORPORATE NOTE (1.5%)
--------------------------------------------------------------------------------
MedImmune, Inc., 7% due 7/1/2003 ** ...............  $ 2,300,000      15,894,380
                                                                    ------------
                        (COST $ 2,265,500)


         SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 7/6-8/2/99; 4.78%-5.06%                       $61,600,000      61,032,869
General Electric Capital Corp. notes
   due 7/13-8/5/99; 4.81%-5.13%                       52,000,000      51,469,463
General Motors Acceptance Corp. notes
   due 7/15-7/29/99; 4.80%-5.00%                      60,500,000      59,920,076
Sears Roebuck Acceptance Corp. notes
   due 7/1-8/3/99; 4.78%-4.86%                        74,700,000      74,047,225
                                                                   -------------
                       (COST $246,469,633)                           246,469,633

   Cash, receivables, and other assets,
          less liabilities ........................                    1,652,344
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (23.2%)
                        (COST $248,121,977)                          248,121,977
                                                                  --------------
NET ASSETS              (COST $609,018,424)                       $1,069,637,875
                                                                  ==============

+Non-income producing security.                 * Fair value in the opinion of the Directors.
++ A limited partnership interest.              **Security exempt from registration under Rule 144A of the
# Restricted security.                            Securities Act of 1933.  This security may be resold in transactions
(see notes to financial statements)               exempt from registration, normally to qualified institutional buyers.

8                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

Transactions in Common Stock during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                                                         SHARES                       AMOUNT
                                                                 ---------    ----------    ------------   -------------
                                                                   1999          1998          1999            1998
                                                                 ---------    ----------    ------------   -------------
Shares issued in payment of dividends ...................        738,324       1,755,541    $   738,324     $  1,755,541
Increase in paid-in capital .............................                                    22,011,284       49,429,451
                                                                                            ------------    ------------
      Total increase ....................................                                    22,749,608       51,184,992
                                                                                            ------------    ------------

Shares purchased (at an average discount from net asset
  value of 10.1% and 11.1%, respectively) ...............        500,600         943,500    (    500,600)    (   943,500)
Decrease in paid-in capital .............................                                   ( 15,355,298)    (26,366,505)
                                                                                            ------------    ------------
      Total decrease ....................................                                   ( 15,855,898)    (27,310,005)
                                                                                            ------------    ------------
Net increase ............................................                                   $  6,893,710    $ 23,874,987
                                                                                            ============    ============

The cost of the 271,800 shares of Common Stock held in Treasury at June 30, 1999 amounted to $8,671,476.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the six months ended June 30, 1999 to its officers amounted to $1,489,502.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities) for the six months ended June 30, 1999 were $128,184,025 and $120,898,004, respectively. At June 30, 1999, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.


                             5. GENERAL INFORMATION
Brokerage commissions during the six months ended June 30, 1999 were $207,261, including $32,650 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a retired partner of Goldman, Sachs & Co.


                            6. RESTRICTED SECURITIES

                                                        DATE                                VALUE
                                                      ACQUIRED                 COST       (NOTE 1a)
                                                      --------              ----------   ----------
Sequoia Capital IV* ...............................   1/31/84               $1,003,144   $   41,440
                                                                            ==========   ==========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,689,667. The initial investment the limited partnership was $2,000,000.

The Company also owns 5,262 shares of non-voting common stock of Multisystems, Inc. which have no cost and are carried at no value.

                         7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $160,500 for the six months ended June 30, 1999. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 1999 through 2002, and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 1999 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.


Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 8, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

10   MAJOR STOCK CHANGES* Three Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                                                     SHARES OR
                                                       SHARES OR               PRINCIPAL AMOUNT HELD
INCREASES                                           PRINCIPAL AMOUNT               JUNE 30, 1999
--------------------------------------------------------------------------------------------------------
    NEW POSITIONS
        AstraZeneca plc                                 606,661 (a)                 606,661
        The ServiceMaster Company                       450,000                     450,000
        TCA Cable TV, Inc.                               50,000                      50,000
        TriQuint Semiconductor, Inc.                     --                          82,000 (b)
        XL Capital Ltd                                  151,890 (c)                 151,890

    ADDITIONS
        Annuity and Life Re (Holdings), Ltd.             17,500                     500,000
        Berkshire Hathaway Inc. Class A                      35                         350
        Buffets, Inc.                                   125,000                   1,125,000
        Centocor, Inc.                                  100,000                     200,000 (d)
        Consolidated Stores Corporation                  25,000                     375,000
        DuPont Photomasks, Inc.                          20,000                     120,000
        Everest Reinsurance Holdings, Inc.               65,000                     400,000
        First Midwest Bancorp, Inc.                      22,500                     275,000
        Interim Services Inc.                            50,000                     450,000
        Lam Research Corporation                         35,000                     535,000
        Molex Incorporated Class A                      162,500                     562,500
        ReliaStar Financial Corp.                        67,500                     210,000
        Ryder System, Inc.                              125,000                     325,000 (d)

DECREASES
--------------------------------------------------------------------------------------------------------
    ELIMINATIONS
        AB Astra Class A                                482,500 (a)                  --
        AB Astra Class B                                720,000 (a)                  --
        Deere & Company                                 100,000                      --
        NAC Re Corporation                              166,000 (c)                  --
        Williams-Sonoma, Inc.                           100,000                      --

    REDUCTIONS
        American International Group, Inc.                5,000                     125,000
        CCB Financial Corp.                              17,000                     200,000
        The Home Depot, Inc.                             15,000                   1,680,000
        IDEC Pharmaceuticals Corporation                 25,000                     390,000
        Kennametal Inc.                                  90,000                     210,000
        Medtronic, Inc.                                  15,000                     150,000
        NTL Incorporated                                100,000                     210,000
        Pfizer Inc.                                       5,000                     295,000
        Philip Morris Companies Inc.                     50,000                     250,000
        Repsol, S.A. - ADR                               50,000                     700,000 (e)
        Wal-Mart Stores, Inc.                            25,000                     675,000 (e)
        Waste Management, Inc.                           47,000                     413,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) 606,661 shares of AstraZeneca plc were received in exchange for 482,500 shares of AB Astra Class A and
    720,000 shares of AB Astra Class B in conjunction with a merger.
(b) Shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(c) 151,890 shares of XL Capital Ltd were received in exchange for 166,000 shares of NAC Re Corporation in conjunction with a merger.
(d) Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(e) Includes shares received in conjunction with a stock split.

11                 YEAR 2000 READINESS DISCLOSURE (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

Like other organizations around the world, General American Investors could be adversely affected if the computer systems used by the Company, its service providers or companies in which the Company invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programs have used only two digits to describe years, such as 99 for 1999. Such programs may not work when they encounter the year 00.

We have been assured by our vendors that the Company's mission critical computer programs are Year 2000 ("Y2K") compliant. These programs, including the investment management and accounting system used by the Company which was upgraded in late-1998, have been tested in a mock Y2K environment. Certain other computer programs and computer hardware were upgraded and tested in the second quarter of 1999. Thus, we believe that our computers and programs are ready for the Year 2000. The cost of this effort has not been material to the Company's operations and should be viewed as part of the Company's ongoing investment required to keep its systems up-to-date. As a contingency, we plan to utilize battery operated laptop computers to perform essential daily operations. The contingency plan will be tested well before 2000.

We are in the process of replacing our telephone and security systems in order to upgrade the quality of these systems and to make sure that they are Y2K compliant. The new systems are expected to be in place by the end of the third quarter of 1999.

We are actively assessing the Year 2000 readiness of our custodian bank, transfer agent and other service providers, as well as the companies held in our portfolio, through the review of correspondence and/or published disclosure documents.

Due to the general uncertainty inherent in the Year 2000 problem, the Company is unable to determine at this time whether the consequences of Year 2000 failures will have a material impact on the Company's results of operations or financial condition.


--------------------------------------------------------------------------------

The Letter to Stockholders and the Statement on Year 2000 contain forward-looking statements which reflect our current beliefs regarding the anticipated effects of information available to us at this time. These forward-looking statements are not guarantees and the Company's results could vary materially from those indicated by such statements.

                                   DIRECTORS
--------------------------------------------------------------------------------

Lawrence B. Buttenwieser, Chairman

Arthur G. Altschul, Jr.
Lewis B. Cullman
Spencer Davidson
Gerald M. Edelman
Anthony M. Frank
John D. Gordan, III
Bill Green
Sidney R. Knafel
Richard R. Pivirotto
Joseph T. Stewart, Jr.
Raymond S. Troubh

Arthur G. Altschul, Chairman Emeritus
William O. Baker, Director Emeritus
William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499
www.chasemellon.com



                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statement of investments, as of June 30, 1999 and the related statements of operations and changes in net assets and financial highlights for the six month period ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with generally accepted accounting principles.

     We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended December 31, 1998 and financial highlights for each of the five years in the period then ended and in our report, dated January 15, 1999, we expressed an unqualified opinion on such financial statement and financial highlights.

                                                               ERNST & YOUNG LLP
New York, New York
July 15, 1999